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                                                                   Exhibit 10.60

                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (the "AMENDMENT") is made and entered into as of November 8, 1999, by and between US DIAGNOSTIC INC. (the "BORROWER") and DVI BUSINESS CREDIT CORPORATION (the "LENDER").

                                   BACKGROUND

         A. Pursuant to a certain Loan and Security Agreement dated February 25, 1997, by and between Borrower and Lender, (as amended by various amendments and side letters collectively the "LOAN AGREEMENT"), Lender agreed to extend to Borrower a revolving line of credit up to a maximum amount of Thirty-Five Million Dollars ($35,000,000.00) (the "LOAN").

         B. Borrower's obligation to repay the amounts outstanding under the Loan is evidenced by that certain Note dated February 25, 1997, given by Borrower to Lender (the "NOTE").

         C. At Lender's request, Borrower has agreed to execute, or to cause to be executed, this Amendment and certain other documents related thereto, to, INTER ALIA, divide the Loan and the Note into two (2) separate and distinct obligations.

         D. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

         NOW, THEREFORE, the parties hereto, intending to be legally bound and for good and valuable consideration, agree as follows:

         1. DIVISION OF LOAN. The Loan is hereby divided into two (2) separate and distinct obligations as follows:

         (a) LOAN A. Loan "A" ("LOAN A") shall (i) have a Commitment Amount of Twenty-Four Million Dollars ($24,000,000.00) ("COMMITMENT AMOUNT A"), which includes the Overadvance Facility, (ii) be evidenced by, and payable in accordance with the terms of, a secured promissory note ("NOTE A") in the form attached hereto as EXHIBIT "A-1", (iii) have an initial outstanding principal balance of $8,023,316.00, as of the date hereof, which principal balance includes all Overadvance Loans currently outstanding under the Overadvance Facility, (iv) have a Borrowing Base ("BORROWING BASE A") calculated using only those Eligible Accounts of the Guarantors listed on EXHIBIT "A-2" (the "LOAN A GUARANTORS"), thus limiting the Advances made under Note A to Borrowing Base A,
(v) be secured by the Guaranty, as confirmed by that certain Acknowledgment and Confirmation of Guaranty executed and delivered by the Guarantors contemporaneously herewith in the form attached hereto as EXHIBIT "C", (vi) be secured by a security interest in, and lien on, the Collateral ("LOAN A COLLATERAL") pledged by (A) the Borrower pursuant to the Loan Agreement, and (B) the Loan A Guarantors pursuant to their respective Security Agreements dated February 25, 1997, June 29, 1999, or November 8, 1999, as the case may be, as amended by an Amendment to Security Agreement executed and delivered by the Loan A Guarantors contemporaneously herewith in the form attached hereto as EXHIBIT "A-3", and (vii) upon the occurrence of certain events, be secured by




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a springing security interest in, and lien on, the Loan B Collateral (as hereafter defined) pledged by the Loan B Guarantors (as hereafter defined) pursuant to that certain Security Agreement executed and delivered by the Loan B Guarantors contemporaneously herewith in the form attached hereto as EXHIBIT "A-4"; and

         (b) LOAN B. Loan "B" shall (i) have a commitment amount of Eleven Million Dollars ($11,000,000.00) ("COMMITMENT AMOUNT B"), (ii) be evidenced by, and payable in accordance with the terms of, a secured promissory note ("NOTE B") in the form attached hereto as EXHIBIT "B-1", (iii) have an initial outstanding principal balance of $5,819,357.83, as of the date hereof, (iv) have a Borrowing Base ("BORROWING BASE B") calculated using only those Eligible Accounts of the Guarantors listed on EXHIBIT "B-2" (the "LOAN B GUARANTORS"), thus limiting the Advances made under Note B to Borrowing Base B, (v) be secured by the Guaranty, as confirmed by that certain Acknowledgment and Confirmation of Guaranty executed and delivered by the Guarantors in the form attached hereto as EXHIBIT "C", (vi) be secured by a security interest in, and lien on, the Collateral ("LOAN B COLLATERAL") pledged by the Loan B Guarantors pursuant to their respective Security Agreements dated February 25, 1997, or June 29, 1999, as the case may be, as amended by an Amendment to Security Agreement executed and delivered by the Loan B Guarantors contemporaneously herewith in the form attached hereto as EXHIBIT "B-3", and (vii) upon the occurrence of certain events, be secured by a springing security interest in, and lien on, the Loan A Collateral pledged by the Loan A Guarantors pursuant to that certain Security Agreement executed and delivered by the Loan A Guarantors contemporaneously herewith in the form attached hereto as EXHIBIT "B-4".

         2. EFFECT OF DIVISION.

         (a) RIGHT TO EXERCISE REMEDIES. Notwithstanding the division of the Loan into Loan A and Loan B, Lender and all its successors and assigns, whether as the holder of Note A, Note B, or both Note A and Note B, shall be entitled to exercise any and all rights and remedies of Lender as set forth in the Loan Agreement with respect to its respective Note and related collateral. To the extent that Collateral consists of books and records, the parties hereto agree that the holder of either Note A or Note B may take possession of such books and records on its own behalf and as agent and bailee for the holder of the other Note.

         (b) DEFINITIONS. For the purpose of interpreting the Loan Agreement, the terms "Borrowing Base", "Collateral", "Commitment Amount", "Guarantor", "Loan" and "Note" shall be deemed to mean collectively or individually, as the case may be, "Borrowing Base A" and/or "Borrowing Base B", "Loan A Collateral" and/or "Loan B Collateral", "Commitment Amount A" and/or "Commitment Amount B", "Loan A Guarantors" and/or "Loan B Guarantors", "Loan A" and/or "Loan B" and "Note A" and/or "Note B".

         3. REPORTING. Borrower agrees to provide, or to cause to be provided, to Lender all Borrowing Base and other reporting information required under the Loan Agreement in a format that permits Lender to accurately and timely calculate and test Borrowing Base A and Borrowing Base B for purposes of making Advances under Note A and/or Note B or otherwise.




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         4. BASE RATE. The definition of "BASE RATE" in SECTION 1.1 of the Loan
Agreement is hereby deleted in its entirety and replaced with the following:

         "BASE RATE" means the variable rate of interest, per annum, published by THE WALL STREET Journal as the "Prime Rate". The Base Rate is nothing more nor less than an index for determining the interest rate payable under the terms of this Agreement. The Base Rate is not necessarily the lowest or best rate actually charged by Lender to any customer. In the event THE WALL STREET JOURNAL ceases to publish the "Prime Rate", Lender may substitute any similar index for the Base Rate."

         5. COUNTERPARTS. This Amendment may be executed in counterparts, all of which when taken together constitute one and the same instrument.

         6. GOVERNING LAW. This Amendment is governed by and must be interpreted and construed in accordance with the laws of the State of California (without giving effect to any principles of conflicts of law).

         7. NO WAIVER. Lender is entering into this Amendment without any forbearance, and without waiver or prejudice of, any Unmatured Default, any Event of Default or any rights or remedies Lender has or may have under the Loan Agreement and applicable law, all of which rights and remedies Lender hereby expressly reserves.

         8. INTERPRETATION. Any provision in this Amendment that may be contrary to any provision of the Loan Agreement shall prevail and override the Loan Agreement. Except as expressly set forth herein, all other provisions of the Loan Agreement shall remain unmodified and in full force and effect and there shall be no diminishment in the rights and privileges of the Borrower or the right and remedies of the Lender under the Loan Agreements as a result of the division of the Loan as provided hereunder.

         IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date first above written.

US DIAGNOSTIC INC.                          DVI BUSINESS CREDIT
                                            CORPORATION

By: /s/ Joseph A. Paul                      By: /s/ Richard E. Miller
   -------------------------------              -------------------------------
Name: Joseph A. Paul                        Name:  Richard E. Miller
     -----------------------------               ------------------------------
Title: CEO                                  Title: President
      ----------------------------                -----------------------------




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                            FORM OF PROMISSORY NOTE A














                                 (See Attached)
























                                 EXHIBIT "A - 1"
                                       to
                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT




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                                LOAN A GUARANTORS


HE Imaging Partners, Ltd.
Pinnacle Imaging Associates
Valley Presbyterian Magnetic Resonance Center, LP
Columbus Diagnostic Center, Inc.
MediTek - Broward, Inc.
MediTek - Palm Beach Gardens, Inc.
Advanced Medical Imaging Center, Inc.
MediTek - Greystone, Inc.
MediTek - ICOT, Inc.
Kaley Imaging, Inc.
MediTek - Palms, Inc.
MediTek - Premier North, Inc.
MediTek - Sun Coast, Inc.
Computerized Medical Imaging Center, Inc.
San Francisco Magnetic Resonance Center, Inc.
Modesto Imaging Center, Inc.
South Coast Radiologists, a Corporation
MediTek Premier, Inc.
Orange Park Diagnostic Center, Inc.
Salisbury Imaging, Inc.
Jefferson Magnetic Resonance Imaging, LLC
















                                  EXHIBIT "A-2"
                                       to
                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT





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                     FORM OF AMENDMENT TO SECURITY AGREEMENT

                               (LOAN A GUARANTORS)













                                 (See Attached)



























                                 EXHIBIT "A - 3"
                                       to
                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT




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                           FORM OF SECURITY AGREEMENT

                      (SPRINGING LIEN - LOAN A GUARANTORS)













                                 (See Attached)



























                                  EXHIBIT "A-4"
                                       to
                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT



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                            FORM OF PROMISSORY NOTE B











                                 (See Attached)






























                                 EXHIBIT "B - 1"
                                       to
                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT




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                                LOAN B GUARANTORS


MR of Kansas City, L.P.
Outpatient Radiology Center
Community Radiology of Virginia, Inc.
USDL Pittsburgh, Inc.
MediTek - Chatham Industries, Inc.
Heights Imaging Center, Inc.
Medical Marketing Development, Inc.
Santa Fe Imaging Center, Inc.
Affiliated Medical Imaging Network, Inc.
USD Dayton, Inc.
Westlake Diagnostic Center, Inc.
MICA Imaging, Inc.
Bridgeton MRI Center, Inc.
Kirkwood MRI Center, Inc.
AH Imaging, Inc.
DI Imaging Center, Inc.
LB Imaging, Inc.























                                  EXHIBIT "B-2"
                                       to
                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT




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                    FORM OF AMENDMENT TO SECURITY AGREEMENTS

                               (LOAN B GUARANTORS)













                                 (See Attached)


























                                  EXHIBIT "B-3"
                                       to
                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT


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                           FORM OF SECURITY AGREEMENT

                      (SPRINGING LIEN - LOAN B GUARANTORS)













                                 (See Attached)


























                                  EXHIBIT "B-4"
                                       to
                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT




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                          FORM OF ACKNOWLEDGEMENT AND
                            CONFIRMATION OF GUARANTY















                                 (See Attached)

























                                   EXHIBIT "C"

                                       to

                 AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT




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